UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 11, 2023

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 «»

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 11, 2023, the Audit Committee of the Board of Directors of Quaint Oak Bancorp, Inc. (the “Company,” “we” or “our”) concluded that the Company’s previously issued consolidated financial statements for the interim periods ended June 30, 2023 and September 30, 2023 (the “Restated Periods”), should no longer be relied upon because of a reclassification related to expenses on deposit accounts obtained from a correspondent banking relationship that resulted in material misstatements of interest expense and other non-interest expense for the Restated Periods. The Company entered into the correspondent banking relationship in May 2022. The Audit Committee concluded that the effect on the consolidated financial statements for the three months ended March 31, 2023 and the year ended December 31, 2022 were not material. Additionally, the Company’s earnings releases and other public communications for the Restated Periods should no longer be relied upon to the extent that they relate to our consolidated financial statements for the Restated Periods.

The Audit Committee determined that the Company accounted for the expense related to checking account deposits received from the correspondent banking relationship as other non-interest expense rather than interest expense on deposits. The deposits which were reported as non-interest bearing deposits on our consolidated balance sheets have been reclassified, in part, as interest-bearing deposits for the Restated Periods. A portion of the deposits related to the correspondent banking relationship remain classified as non-interest bearing deposits. As a result of the reclassification, interest expense for the Restated Periods increased resulting in a decrease in net interest income for the Restated Periods. Other non-interest expense and total non-interest expense decreased for the Restated Periods as a result of the reclassification. In addition, as a result of the restatement, the Company’s interest rate spread and net interest margin will decrease for the Restated Periods.

The Company does not believe that the restatement reflects any significant financial impact on the Company’s financial condition or earnings as of and for the periods ended June 30, 2023 and September 30, 2023, or any trends in the Company’s business or its prospects. The restatements are not expected to have any impact on total balance sheet amounts, including total deposits and stockholders’ equity for the Restated Periods. The restatements are not expected to have any impact on net income or earnings per share for the Restated Periods.

Impact of Financial Restatements

The following tables summarize the expected effects of the restatement on select statement of operations and balance sheet amounts as reported as of and for the periods stated and are unaudited; no changes to the statement of cash flows resulted from the restatement.

	At September 30, 2023			At June 30, 2023
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
	In thousands (unaudited)
Consolidated Balance Sheets
Deposits:
Non-interest bearing	$151,111	$(72,830)	$78,281	$123,400	$(52,589)	$70,811
Interest-bearing	444,445	72,830	517,275	449,998	52,589	502,587
Total deposits	$595,556	$-	$595,556	$573,398	$-	$573,398

	For the Three Months Ended			For the Nine Months Ended
	September 30, 2023			September 30, 2023
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
	In thousands (unaudited)
Consolidated Statements of Operations
Interest Expense
Interest on deposits	$4,318	$750	$5,068	$11,811	$1,462	$13,273
Total Interest Expense	6,049	750	6,799	18,153	1,462	19,615
Net Interest Income	4,921	(750)	4,171	15,532	(1,462)	14,070
Net Interest Income after Provision for Credit Losses	4,664	(750)	3,914	15,072	(1,462)	13,610

Non-Interest Expense
Other	1,491	750	741	3,560	(1,462)	2,098
Total Non-Interest Expense	8,430	750	7,680	24,421	(1,462)	22,959

	For the Three Months Ended			For the Six Months Ended
	June 30, 2023			June 30, 2023
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
	In thousands (unaudited)
Consolidated Statements of Operations
Interest Expense
Interest on deposits	$3,983	$456	$4,439	$7,493	$712	$8,205
Total Interest Expense	6,816	456	7,272	12,325	712	13,037
Net Interest Income	5,302	(456)	4,846	10,611	(712)	9,899
Net Interest Income after Provision for Credit Losses	5,491	(456)	5,035	10,408	(712)	9,696

Non-Interest Expense
Other	1,348	(456)	892	2,069	(712)	1,357
Total Non-Interest Expense	8,361	(456)	7,905	15,991	(712)	15,279

As soon as practicable, we intend to amend our Form 10-Qs for the quarterly periods ended September 30, 2023 and June 30, 2023, to reflect the restatement of our consolidated financial statements for the Restated Periods.

Management and the Audit Committee have discussed the matters disclosed in this report with S.R. Snodgrass, P.C., the Company’s current independent registered public accounting firm.

Forward-Looking Statements Are Subject to Change

This report contains certain forward-looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward-looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of the Company and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward-looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward-looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumptions, many of which are difficult to predict and generally are beyond the control of the Company and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward-looking statements. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01         Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included with this Report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: December 15, 2023	By:	/s/ John J. Augustine
John J. Augustine
Executive Vice President and Chief Financial Officer

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